UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

ARIAD Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 494-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2016, ARIAD Pharmaceuticals, Inc. (“ARIAD” or the “Company”) entered into the Second Amendment (the “Amendment”) to the Section 382 Rights Agreement, dated as of October 31, 2013, as amended as of June 24, 2014 (as so amended and in effect from the date hereof, the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent.

The Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) from 5:00 p.m., New York City time, on October 30, 2016, to 5:00 p.m., New York City time, on January 8, 2016, and has the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference. The Company’s presentation to be shared with investors at the J.P. Morgan Conference, a copy of which is being furnished as Exhibit 99.1 to this Form 8-K, includes selected preliminary financial results for the Company’s fiscal year ended December 31, 2015. The portion of the investor presentation which includes the selected preliminary financial results for the Company’s fiscal year ended December 31, 2015 is incorporated herein by reference.

The selected preliminary financial information included in the investor presentation has been prepared by, and is the responsibility of management. Neither ARIAD’s independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the estimated results, nor have they expressed any opinion or any other form of assurance on the selected preliminary financial results. This preliminary information reflects management’s estimates based solely upon information available as of the date hereof and is not a comprehensive statement of the Company’s financial results for the fiscal year ended December 31, 2015. The selected preliminary financial information included in the presentation should not be considered a substitute for the full unaudited fourth quarter financial statements or the audited financial statements for the fiscal year ended December 31, 2015 once they become available. There is a possibility that actual results will vary materially from the preliminary estimates. Accordingly, one should not place undue reliance upon the selected preliminary financial results. Please refer to “Forward-Looking Statements” below.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration of the Rights and the termination of the Rights Agreement, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on January 11, 2016 eliminating the Series A Junior Participating Preferred Stock designated thereby and returning them to authorized but undesignated shares of the Company’s preferred stock. The Company also filed Certificates of Elimination with the Secretary of State of the State of Delaware on January 11, 2016 eliminating the Company’s Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, which had been designated in 1997 and 1998, respectively, and are no longer outstanding, which returned them to authorized but undesignated shares of the Company’s preferred stock.

On January 11, 2016, following the filing of the Certificates of Elimination, the Company also filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that combined into one document the Company’s prior Certificate of Incorporation, as amended and supplemented to date. The Restated Certificate only restates and integrates, and does not further amend, the provisions of the Company’s Certificate of Incorporation, as amended. The filing of the Restated Certificate was authorized by the Board of Directors of the Company in accordance with Section 245 of the Delaware General Corporation Law.

The foregoing is a summary of the terms of the three Certificates of Elimination and the Restated Certificate. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificates of Elimination and Restated Certificate, copies of which are attached as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company will be meeting with investors at the 34th Annual J.P. Morgan Healthcare Conference during the week of January 11, 2016 in San Francisco (the “J.P. Morgan Conference”). A copy of the Company’s presentation to be shared with investors at the J.P. Morgan Conference is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On January 10, 2016, the Company issued a press release announcing the appointment of Alexander J. Denner, Ph.D. as Chairman of the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On January 11, 2016, the Company issued a press release announcing the Amendment to the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.3	Certificate of Elimination of Series C Convertible Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.4	Restated Certificate of Incorporation of ARIAD Pharmaceuticals, Inc.

4.1	Second Amendment to Section 382 Rights Agreement, dated as of January 8, 2016, between ARIAD Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	ARIAD Pharmaceuticals, Inc. Presentation for the 34th Annual J.P. Morgan Healthcare Conference dated January 2016

99.2	Press Release of ARIAD Pharmaceuticals, Inc. issued on January 10, 2016

99.3	Press Release of ARIAD Pharmaceuticals, Inc. issued on January 11, 2016

The press releases may contain hypertext links to information on our websites. The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The investor presentation is being furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K and some of the exhibits attached hereto and incorporated by reference herein contain forward-looking statements, each of which are qualified in their entirety by this cautionary statement. Any statements contained in this Form 8-K and the exhibits attached hereto which do not describe historical facts, including, but not limited to, statements related to our preliminary financial results for 2015, our strategic objectives, the timing and results of our clinical trials and planned regulatory filings and approvals, and the potential market opportunity for our products, are forward-looking statements that are based on management’s expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These factors, risks and uncertainties include, but are not limited to, our ability to meet anticipated clinical trial commencement, enrollment and completion dates and regulatory filing dates for our products and product candidates and to move new development candidates into the clinic; our ability to execute on our key corporate initiatives; regulatory developments and safety issues, including difficulties or delays in obtaining regulatory and pricing and reimbursement approvals to market our products; our ability to successfully commercialize and generate profits from sales of Iclusig or our other product candidates, including brigatinib, if approved; competition from alternative therapies; our reliance on the performance of third-party manufacturers and specialty pharmacies for the distribution of Iclusig; the occurrence of adverse safety events with our products and product candidates; the costs associated with our research, development, manufacturing and other activities; the conduct, timing and results of preclinical and clinical studies of our products and product candidates, including that preclinical data and early-stage clinical data may not be replicated in later-stage clinical studies; the adequacy of our capital resources and the availability of additional funding; patent protection and third-party intellectual property claims; risks related to key employees, markets, economic conditions, health care reform, prices and reimbursement rates; and other risk factors detailed in our public filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The information contained in this Form 8-K and the exhibits attached hereto are believed to be current as of the date of original issue. After the date of these documents, we do not intend to update any of the forward-looking statements to conform these statements to actual results or to changes in management’s expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date: January 13, 2016

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.3	Certificate of Elimination of Series C Convertible Preferred Stock of ARIAD Pharmaceuticals, Inc.

3.4	Restated Certificate of Incorporation of ARIAD Pharmaceuticals, Inc.

4.1	Second Amendment to Section 382 Rights Agreement, dated as of January 8, 2016, between ARIAD Pharmaceuticals, Inc. and Computershare Trust Company, N.A., as Rights Agent

99.1	ARIAD Pharmaceuticals, Inc. Presentation for the 34th Annual J.P. Morgan Healthcare Conference dated January 2016

99.2	Press Release of ARIAD Pharmaceuticals, Inc. issued on January 10, 2016

99.3	Press Release of ARIAD Pharmaceuticals, Inc. issued on January 11, 2016